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                                                                   EXHIBIT 10(d)

                           PURCHASE AND SALE AGREEMENT


THIS PURCHASE AND SALE AGREEMENT, is made and entered into as of the 18 day of October , 2001, by and between Geonet Gathering, Inc., a Texas corporation having its business office in Houston, Texas ("Seller"), and Williams Terminals Holdings, L.P., a Delaware limited partnership having its business office in Tulsa, Oklahoma ("Buyer"), sometimes referred to herein collectively as "Parties" or singularly as "Party."

                                   WITNESSETH

WHEREAS, Seller is engaged in the business of purchasing, financing, trading, hedging, managing product quality and specifications, controlling loses, selling, and transporting of crude oil;

WHEREAS, Seller has an interest in a certain crude oil terminal located in Terrebonne Parish, Louisiana and pipelines and other equipment and real property interests related thereto; and

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller such Subject Property (defined below), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, agreements and covenants contained herein, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

"Affiliates" means with respect to any individual or legal business entity, any Person which directly or indirectly controls, is controlled by, or is under a common control with such individual or legal business entity. The term "control" (including the terms "controlled by" and "under common control with") as used in the preceding sentence means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person.

"Agreement" means this Purchase and Sale Agreement and all exhibits and schedules attached hereto.

"Assignment and Assumption Agreement" has the meaning set forth in Section 4.2.1
(c).

"Assigned Permits" means all permits, licenses and authorizations held by the Seller to own and/or operate the Louisiana Facilities as a crude oil storage and terminal facility in the manner and in the areas in which the Louisiana Facilities are being used or operated that are described in Exhibit D.

"Assigned Real Property Interests" means all leases, easements, rights-of-way and licenses and instruments or other legally enforceable obligations affecting or related to the Louisiana Facilities, including without limitation the Terminal Lease, the New Dock Lease and the On Shore Tie-In


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Agreement for the Ship Shoal Pipeline System dated December 22, 1997 between
Seller and Ship Shoal Pipeline Company, all of which are listed on Exhibit C.

"Best of Seller's Knowledge" means the personal knowledge of the majority shareholder Henry O. Harper, Jr., the corporate officers or the Employees who, in the normal scope of their employment would have knowledge of the subject matter and who shall make reasonable efforts to discover and deliver the document, fact or information to Buyer.

"Bill of Sale" has the meaning set forth in Section 4.2.1 (b).

"Buyer" means Williams Terminals Holdings, L.P.

"Buyer Indemnitees" has the meaning set forth in Section 12.2.

"Claim Notice" has the meaning set forth in Section 12.1.

"Claims or Losses" has the meaning set forth in Section 12.2.

"Closing" has the meaning set forth in Section 4.1.

"Closing Date" means the date as set forth and calculated in Section 4.1.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Crude Oil Inventories" means all inventories of crude oil owned by Seller at the Effective Time, including crude oil and/or condensate located in barges, tanks, pipelines and other facilities, which Crude Oil Inventories are not being sold to Buyer pursuant to this Agreement but which are being sold to Williams Energy Marketing & Trading Company pursuant to the terms of that certain Louisiana Facilities Commercial Development Transition Agreement.

"Cure Period" has the meaning set forth in Section 5.3.2.

"Disclosure Schedule" has the meaning set forth in Article 6.

"Effective Time" has the meaning set forth in Section 4.1.

"Employees" has the meaning set forth in Section 8.3.1.

"Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, drainage basins, and wetlands), groundwater, drinking water supply, stream sediments, ambient air, plant and animal life, and any other medium or natural resource.


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"Environmental Law or Environmental Laws" means all applicable common law, federal, state, or local law, including any plans, rules, regulations, orders or ordinances adopted, or other criteria and guidelines promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 and as further amended, 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1802 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; the Clean Water Act, as amended, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; the Emergency Planning and Community Right To Know Act, as amended, 42 U.S.C. Section 11001 et seq.; and other applicable federal, state, or local law, including any plans, rules, regulations, orders, or ordinances adopted pursuant to the preceding laws or other similar laws, regulations, rules, orders, or ordinances that are currently in effect and as may be amended or created in the future relating to the protection of human health and the Environment.

"Escrow Agent" has the meaning set forth in Section 3.2.

"Escrow Fund" has the meaning set forth in Section 3.2.

"Governmental Authority" means any federal, state, county, city or other political subdivision, agency, department, board, court or instrumentality that has jurisdiction over the asset, entity or matter in question.

"Hazardous Materials" means any wastes, substances or materials, whether solid, liquids or gases, that are deemed hazardous, toxic, pollutants or contaminants, including, but not limited to, substances defined as "hazardous wastes", "hazardous materials," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," or words of similar meaning and regulatory effect in any of the Environmental Laws. "Hazardous Materials" also includes, but is not limited to, (a) any petrochemical or petroleum products, oil or coal ash, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid which may contain levels of polychlorinated biphenyls; and (b) any other chemical, material or substance, or combination thereof, exposure to which is prohibited, limited or regulated by any applicable Environmental Law.

"Indemnified Party" has the meaning set forth in Section 12.7.

"Indemnifying Party" has the meaning set forth in Section 12.7.

"Losses" has the meaning set forth in Section 12.2.

"Louisiana Facilities" means that certain crude oil terminal located in Terrebonne Parish, Louisiana and pipelines and other equipment and real property interests related thereto as more particularly described in Section 2.1 and in the Special Warranty Deed, Bill of Sale and the Assignment and Assumption Agreement.


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"Louisiana Facilities Commercial Development Transition Agreement" means that certain agreement between Geonet Gathering, Inc. as seller, and Williams Energy Marketing & Trading Company, as buyer, pursuant to the terms of which Geonet Gathering, Inc. sells and Williams Energy Marketing & Trading Company buys the Crude Oil Inventories.

"New Dock Lease" means all of Lessee's interest in a certain oil barge off-load dock site as described within a certain Lease Contract dated December 10, 1999, effective date being October 1, 1999, between Eugene H. Darnall, as Trustee of the Carline Land Trust, ("Lessor") and Geonet Gathering, Inc. ("Lessee") leasing to Lessee space for an (a) oil barge off-load dock together with approximately 4000 feet of 8-inch, 6-inch and 12-inch diameter pipelines running easterly from said dock, (b) approximately 4000 feet of 6-inch diameter pipeline running southeasterly from said dock, and (c) one 6-inch and one 8-inch diameter pipelines approximately 6,146 feet long and 30 feet wide in Sections 52, 53, 54, 55, 56, 57, 58, 59 and 81 all in T16S - R14E, Terrebonne Parish, Louisiana.

"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental agency or authority, or any other entity.

"Products" has the meaning set forth in Section 8.2.

"Purchase Price" has the meaning set forth in Section 3.2.

"Release" means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, or disposing of Hazardous Materials into or upon the Environment.

"Retained Matters" means the cash, cash equivalents, accounts receivable, accounts payable and rights and obligations earned, incurred or accrued in periods prior to the Effective Time, and the office equipment and business and other administrative records located in the offices of the Seller in Houston, Texas.

"Seller" means Geonet Gathering, Inc., a Texas corporation.

"Seller Indemnitees" has the meaning set forth in Section 12.3.

"Special Warranty Deed" has the meaning set forth in Section 4.2.1 (a).

"Subject Property" has the meaning set forth in Section 2.1.

"Survival Period" has the meaning set forth in Section 12.1.

"Terminal Lease" means any lease agreement, and any amendment thereto, executed by Seller as the Lessee and multiple lessors, which lease pertains to a tract of land consisting of approximately five acres in Terrebonne Parish, Louisiana and upon which are located (a) a 16'x16' combination office,


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tool and test house, (b) two 10,000 barrel steel tanks designated tanks #8000 and #8001, (c) a 37,500 barrel steel tank designated tank #8002, (d) a 10'x24' barge loading dock, (e) inter-connecting piping, a 10" dock line, and a pump, all of such personal property also being leased by Seller. Such Terminal Lease includes, without limitation, (1) the "Lease Agreement" executed between Seller and multiple lessors the term of which began on or about September 15, 1993, (2) "Addendum to Lease Agreement" executed on or about September 15, 1993, (3) "Amendment to Lease Agreement" effective on or about February 1, 1997, (4) "Amendment to Lease Agreement" effective on or about August 27, 1998 and (5) the "Property Lease Agreement" attached hereto as Exhibit H and the execution of which has been recently requested of the multiple lessors by Seller.

"Title Company" means Chicago Title Insurance Company.

"Title Commitment" has the meaning set forth in Section 5.3.2.

"Title Defect" has the meaning set forth in Section 5.3.2.

                                    ARTICLE 2
                         DESCRIPTION OF SUBJECT PROPERTY

2.1 Description of Subject Property. The property that is the subject of this Agreement (collectively, the "Subject Property") consists of (i) the business goodwill from operations located in Texas and (ii) the Louisiana Facilities, which more specifically include the following:

         (a) the real property held in fee related to the Louisiana Facilities and any and all appurtenant surface leases, easements, rights of way, permits and licenses that grant real property rights, and other interests in real property in which Seller has an interest servicing, benefiting and/or pertaining to the real property held in fee described in Exhibit A, and any and all buildings, structures, fixtures and other real property improvements situated on the real property held in fee described on Exhibit A;

         (b) the personal property, including, without limitation, the facilities, pipelines, equipment and other personal property currently used in the operation, repair and maintenance of the Louisiana Facilities and situated thereon in which Seller has an interest, and, any and all piping, valves, fittings, meters, tanks, pumps and other engineering works situated at the Louisiana Facilities and appurtenant equipment and facilities, including, but not limited to, terminal delivery lines in which Seller has an interest, described in Exhibit B;

         (c) all programs, applications and computer software systems (with the source code, the object code and all related documentation for such programs, applications and computer software systems) thereto used by Seller in the operation of the Seller's business related to the Louisiana Facilities, to the extent identified as assignable and transferable in Exhibit B;

         (d) all policy, procedure, operation, safety and/or training manuals related to Seller's operation of the Seller's business and the Louisiana Facilities;


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         (e) all right, title and interest associated with the Assigned Real
Property Interests, which are described in Exhibit C together with all of Seller's original records related to said Assigned Real Property Interests;

         (f) all right, title and interest associated with the Assigned Permits, to the extent identified as assignable and transferable in Exhibit D;

         and

         (g) all goodwill associated with the business of the Seller.

             The Subject Property specifically excludes the Retained Matters, all bottom sediment and water ("BS&W"), Products and Crude Oil Inventories and all contract rights of Seller with respect to the purchase or sale of such Products and Crude Oil Inventories.

                                    ARTICLE 3
                    PURCHASE AND SALE OF THE SUBJECT PROPERTY

3.1 Agreement to Sell and Purchase the Subject Property. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller on the Closing Date the Subject Property.

3.2 Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, Buyer shall pay to Seller a total amount of $20,150,000 for the Subject Property (the "Purchase Price"), subject to any adjustments, prorations and deductions as provided herein, to be delivered at the Closing. Of the Purchase Price, Buyer shall pay to Seller $19,150,000 by wire transfer of immediately available funds to such account as Seller shall designate to Buyer in writing not less than two (2) business days prior to the Closing Date. Buyer shall deposit the remaining $1,000,000 of the Purchase Price (the "Escrow Fund") with Bank of Oklahoma, N.A., the "Escrow Agent." The Escrow Agent shall (i) place the Escrow Fund in an interest-bearing account, and (ii) hold, manage and disburse the Escrow Fund only in accordance with the terms of the Escrow Agreement, the form of which is attached hereto as Exhibit I. Upon disbursement of the Escrow Fund, Buyer shall pay to Seller interest on the Escrow Fund in an amount equal to the interest or other income earned by the escrow during the period prior to disbursement.

3.3 Purchase Price Allocation. Buyer and Seller agree that the allocation of the Purchase Price among the Subject Property set forth in Schedule K shall govern for all income tax purposes. Seller and Buyer shall report the transactions contemplated hereby on all tax returns (including information returns and supplements thereto required to be filed by the parties under Section 1060 of the Code) in a manner consistent with such allocation. The parties agree that the initial payment of the Purchase Price at the Closing is attributable to the Seller's sale of the Subject Property, including the Seller's


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goodwill and personal property and that portion of the Purchase Price paid through the Escrow Fund is attributable to Seller's sale of the goodwill.


                                    ARTICLE 4
                                     CLOSING

4.1 Closing. The closing of the sale and purchase contemplated by this Agreement ("Closing") shall take place on such date ("Closing Date") and at such place as Buyer and Seller may mutually agree to in writing. The "Effective Time" of such Closing shall be deemed to be 7:00 a.m. Central Daylight Savings Time on the Closing Date.

4.2 Deliveries at Closing.

         4.2.1 Seller's Deliveries. At the Closing, Seller shall deliver to Buyer the following:

                  (a) Special Warranty Deed, in the form of Exhibit E attached hereto, executed by Seller and conveying to Buyer all of the real property described in Exhibit A;

                  (b) Bill of Sale, in the form of Exhibit F attached hereto, executed by Seller and selling and transferring to Buyer all of the personal property described in Exhibit B;

                  (c) Assignment and Assumption Agreement, in the form of Exhibit G attached hereto, executed by Seller, whereby all of Seller's rights, interests and obligations arising after the Effective Time in and to the Assigned Real Property Interests, and Assigned Permits are assigned to Buyer;

                  (d) Such documents as required, including UCC-3 filings as appropriate, in a form and substance satisfactory to Buyer, to evidence the release of any and all security interests in the Subject Property;

                  (e) All written or electronically stored files, maps, records, documents and other instruments in the possession or control of Seller related to the Subject Property, including, without limitation, those related to construction, acquisition, maintenance, operation or regulatory compliance of the Louisiana Facilities;

                  (f) Copies of duly-adopted actions of shareholders and resolutions of the Board of Directors of Seller approving the execution, delivery and performance of this Agreement, certified by an officer of Seller and in a form and substance satisfactory to Buyer;

                  (g) Officer's certificate, in a form and substance satisfactory to Buyer, that Seller's representations and warranties are true and correct as of the Closing Date;


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                  (h) a foreign ownership affidavit pursuant to Section 1445 of the Code, in form and substance satisfactory to Buyer;

                  (i) Document(s) evidencing that any and all persons or entities with preferential purchase rights, options or other rights to purchase or acquire any interest in the Subject Property, in whole or in part, as set forth in the Disclosure Schedule, have been given notice of their right to exercise the same, together with evidence of a waiver of such rights or a certificate from Seller that such rights have not been exercised;

                  (j) Schedule and certificates of insurance of property and liability insurance and schedule of surety bonds in effect regarding the right, title and interest of the Seller in the Subject Property for the period immediately prior to the Closing, including types of coverage, deductibles, limits, policy numbers, period of coverage and names of insurance companies; and

                  (k) Affidavit in a form acceptable to the Title Company, certifying the full payment of all bills that may create workman's or materialman's liens on the Subject Property and any other document from Seller reasonably required by the Title Company for the issuance of a policy of title insurance.

         4.2.2 Buyer's Deliveries. At the Closing, Buyer shall deliver to Seller the following:

                  (a) The Purchase Price, subject to any adjustments, prorations, additions or deductions as set forth in this Agreement;

                  (b) Assignment and Assumption Agreement, in the form of Exhibit G, executed by Buyer, whereby Buyer or its designee assumes all of Seller's rights and obligations under the Assigned Real Property Interests from and after Closing; and

                  (c) Officer's certificate, in form and substance satisfactory to Buyer, that Buyer's representations and warranties are true and correct as of the Closing Date.

4.3      Prorations and Adjustments.

         4.3.1 Except as otherwise provided in this Section 4.3 and in the Transition Agreement between Williams Energy Marketing & Trading Company, Buyer and Seller and the Revenue Sharing Agreement between Williams Energy Marketing & Trading Company and Seller, all taxes, assessments, utilities, rents and other expenses and revenues arising out of or relating to Seller's interest in the Subject Property shall be prorated between Seller and Buyer as of the Effective Time. Buyer and Seller hereby agree to cooperate, following the Closing, in the distribution of any such expense(s) and/or revenue(s) the amount of which is unknown as of the Effective Time.

         4.3.2 All real estate, personal property, and other ad valorem taxes assessed or payable for all years prior to 2001 against the Subject Property shall be the responsibility of Seller. That portion


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of real estate, personal property, and other ad valorem taxes assessed or payable for the year 2001 against the Subject Property shall be prorated between the parties to the Effective Time, with Seller being responsible for the prorated portion of such taxes up to the Effective Time, and Buyer being responsible for its prorated portion of such taxes at the Effective Time and thereafter. If Seller's prorated portion of such 2001 taxes is payable in arrears, Seller will pay Buyer, at Closing, Seller's estimated proportionate share of 2001 real estate, personal property, and ad valorem taxes, such estimate being based on the latest assessment, and Buyer shall be responsible for payment of all such taxes for the 2001 tax year and upon payment thereof, necessary corrections to the estimated 2001 amount paid at Closing by Seller will be paid promptly by the appropriate party to the other party. If Buyer's prorated portion of such 2001 taxes is payable in advance, Buyer will reimburse to Seller, at Closing, the amount of such prepaid taxes which is attributable to the period on and after the Effective Time and which have been paid by Seller.

         4.3.3 Buyer shall pay at Closing: (a) all recording fees; (b) all survey fees related to any survey conducted by Buyer pursuant to Section 5.3.1(b); (c) any and all escrow or closing agent fees; (d) all premiums of title insurance policies and any endorsements thereto desired by Buyer related to the Subject Property and (e) one-half of the cost of identification and measurement of Crude Oil Inventories and Product pursuant to Section 8.2(b).

         4.3.4 Seller shall pay at Closing: (a) all sales, use, excise or personal property transfer taxes related to the Subject Property; (b) all fees charged by the Title Company related to providing the Title Commitment for the Subject Property and any updates thereto, (c) all survey fees related to any surveys provided by Seller pursuant to Section 5.3.1(a) and (d) one-half of the cost of identification and measurement of Crude Oil Inventories and Product pursuant to Section 8.2(b).

                                    ARTICLE 5
                        INSPECTIONS AND APPROVAL OF TITLE

5.1 Access to Information. Buyer's and its Affiliates' respective officers, employees, representatives, and agents shall have access to all of the records of Seller pertaining to the ownership, use and/or operation of the Subject Property in Seller's possession or capable of being obtained by Seller by request, including, without limitation, records, books, contracts, commitments, reports, permits, applications, monitoring reports, environmental assessments/audits, studies, correspondence and any other relevant data at all reasonable times from the date hereof to the Closing in order that Buyer may make such technical, legal, financial, accounting, environmental or other review or investigation as Buyer deems desirable; and the officers, employees, representatives, and agents of Seller shall permit such access to such data or information or furnish Buyer with such data or information as may be reasonably requested by Buyer, including, but not limited to, access to such information maintained in electronic format. Buyer may inspect and, at its own expense, make copies of such data and information as Buyer deems reasonably necessary. Seller shall also make available its officers, agents, employees and other representatives, during normal business hours, to discuss with Buyer and Buyer's representatives any and all information relating to the Subject Property and to the ownership, use and operation thereof.


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5.2 Access to the Subject Property. At Buyer's sole cost, risk, and expense,
Seller may, at Seller's sole option, provide Buyer's and its Affiliates' respective employees, representatives and agents with access to the Subject Property at all reasonable times from the date hereof to the Closing for the purpose of inspection and review of the Subject Property; provided that Buyer shall not be authorized, unless specifically authorized in writing by Seller, which authorization may be withheld by Seller for any reason which reason need not be disclosed to Buyer, to conduct (i) any inspection or review of the Subject Property that will interfere with or restrict in any way the operations of the business of the Seller or (ii) any environmental assessment of the Subject Property.

5.3 Real Property Title.

         5.3.1 Survey.

               (a) Within five (5) days following the date of this Agreement, Seller shall deliver to Buyer any and all surveys, prepared prior to the date of this Agreement, in Seller's possession or available to Seller, of all interests, including leases and easements, in the real property associated with the Subject Property.

               (b) If, in the reasonable judgment of Buyer or the Title Company, the surveys described under 5.3.1 (a) are inadequate for any reason, Buyer shall have the right to cause metes and bounds surveys to be made of the real property described in Section 2.1(a), the leasehold property associated with the New Dock Lease and/or the leasehold property associated with the Terminal Lease, together with all appurtenant fixtures and improvements, by a registered surveyor acceptable to the Title Company. If Buyer should acquire additional surveys, Seller shall cooperate as needed in utilizing the Buyer's new surveys as new legal descriptions for all or any portion of the fee or leasehold interests which are a part of the Louisiana Facilities. If necessary, Seller shall acquire new amendments for the Terminal Lease and/or the New Dock Lease utilizing Buyer's additional surveys as new descriptions for the property affected by said leasehold interest.

         5.3.2 Title Defects. Buyer shall order or has previously ordered title commitments and upon receipt of the surveys referenced in Sections 5.3.1(a) and/or 5.3.1(b), Buyer shall order revised title commitments from the Title Company (both the original and any revised title commitments collectively the "Title Commitment") with respect to the real property described in Section 2.1(a) together with the leasehold property associated with the New Dock Lease and the leasehold property associated with the Terminal Lease. Within ten (10) days following Buyer's receipt of the Title Commitment and within five (5) days of Buyer's receipt of any revision to any such Title Commitment showing any new title matter, Buyer shall notify Seller in writing as to whether Buyer objects to any title matter which appears on such Title Commitment ("Title Defect"). Seller shall have the option to remove or cure any Title Defect during the thirty (30) day period after receipt of Buyer's notice ("Cure Period") to remedy Title Defects. In the event that Seller fails or chooses not to remedy the Title Defects to Buyer's satisfaction within the Cure Period, Buyer shall have the option, exercisable within: (i) ten (10) days from the expiration of the Cure Period; or, if a shorter period of time, (ii) ten (10) day from Seller's written notice of its choice not to remedy the Title Defects, to:


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               (a) accept the status of the title subject to the Title Defects and proceed with the performance of this Agreement, in which case the Special Warranty Deed in the form of Exhibit E and/or the Assignment and Assumption Agreement in the form of Exhibit G will be modified, if applicable, to make the Title Defect an exception to Seller's warranties thereunder;

               (b) extend the Cure Period for a reasonable period mutually agreeable to the parties to give Seller an additional opportunity to remedy the Title Defects at the end of which period, if Seller still has not cured the Title Defect to Buyer's satisfaction, Buyer shall have ten (10) days after such period ends to elect option (a) or (c) in this Section 5.3.2; or

               (c) terminate this Agreement by giving written notice to Seller.

                                    ARTICLE 6
                            REPRESENTATIONS OF SELLER

         Subject to the disclosures as provided by Seller on Schedule J, if any ("Disclosure Schedule"), Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

6.1 Organization, Qualification and Good Standing. Seller (a) is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Texas, (b) is duly qualified to transact business and is in good standing under the laws of each jurisdiction where the conduct of its business requires it to so qualify, and (c) has all the requisite company power and authority to own or hold under lease its property and assets, and to transact the business in which it is engaged.

6.2 Authority. This Agreement has been duly executed and delivered by Seller. Seller has the full corporate power and authority to enter into this Agreement, to make the representations, warranties, covenants and agreements made herein and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite shareholder and corporate action on the part of Seller.

6.3 Legally Binding. This Agreement and each of the documents described herein to be executed by Seller constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforceability of creditors' rights in general, and to moratorium laws from time to time in effect. The enforceability of Seller's obligations under this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.4 No Violation or Breach Resulting from this Transaction. Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby:


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         (a) will constitute a violation or breach by Seller of any judgment, order, writ, injunction or decrees issued against or imposed upon Seller;

         (b) will result in the violation by Seller of any applicable law, order, rule or regulation or decree of any governmental or quasi-governmental authority; or

         (c) will constitute a breach of or default under (or an event that, with giving of notice or passage of time or both, would constitute a breach of or default under), or will result in the termination of, or accelerate the performance required by, or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the Subject Property under, any contract, instrument or agreement to which Seller is a party or by which Seller or any of its assets is bound.

6.5 No Consent Required. No approval, notification, permits, licenses, authorization, or other action by, to or from, or filing with, any Governmental Authority or any third party is required in connection with the execution, delivery, and performance by Seller of this Agreement.

6.6 Governmental/ Regulatory Notices/ Judicial Actions. Except for matters related to an Environmental Law,

         (a) There are no violations of or instances of noncompliance with any laws, rules, regulations, ordinances, orders, judgments and decrees applicable to Seller's ownership, use, and operation of the Subject Property or the condition thereof;

         (b) There are no pending, or to the Best of Seller's Knowledge, threatened claims, actions, suits, proceedings, or investigations by or before any court or Governmental Authority against Seller with respect to its interest in the Subject Property or the operations thereof;

         (c) There are no judgments, orders, writs or injunctions of any Governmental Authority in effect against Seller or affecting the Subject Property; and

         (d) There are no pending condemnation or similar proceedings affecting the Subject Property or any portion thereof, nor to the Best of Seller's Knowledge, is any such action threatened against all or any portion of the Subject Property.

6.7 Assigned Permits. Seller has delivered to Buyer true and complete copies of all Assigned Permits. The list of Assigned Permits provided on Exhibit "D" is a complete list of all of the permits, licenses and authorizations, excluding Environmental Permits, held by the Seller to own and/or operate the Subject Property as a crude oil storage and terminal facility in the manner and in the areas in which the Subject Property is being used or operated. To the Best of Seller's Knowledge, each Assigned Permit has been granted by the appropriate Governmental Authority and is valid and in full force and effect.

6.8 Taxes. All returns required to be filed pursuant to federal, state or local laws with respect to the ownership and operation of the Subject Property have been or will be timely filed, and all taxes (other than income taxes) imposed or assessed, whether federal, state or local, on the Subject Property that would result in a lien attaching to the Subject Property if not paid, have been or will be timely paid or validly contested. Furthermore, no tax returns covered by this Section are now under audit or, to the Best of Seller's Knowledge investigation by any taxing authority, and no suits or other judicial or administrative proceedings or claims are pending, or to the Best of Seller's Knowledge, threatened with respect to any tax return covered by this Section 6.8.

6.9 Assigned Real Property Interests. Seller has or will deliver to Buyer, true and complete copies of each Assigned Real Property Interest. The list of Assigned Real Property Interests provided on Exhibit C is a complete list of all of the leases, easements, rights of way, licenses and other legally enforceable interests held by Seller for the operation, maintenance and placement of the Subject Property prior to Closing. Seller has received no notice of a claim or cause of action that gives rise to a right of offset by any party under any of the Assigned Real Property Interests for monies owed by Seller. Seller is not in violation, breach or default under the Assigned Real Property Interest nor, to the Best of Seller's Knowledge, is any other party to the Assigned Real Property Interests in violation, breach or default thereunder. To the Best of Seller's Knowledge, the Assigned Real Property Interests are valid and enforceable according to their terms.

6.10 Title to Subject Property. Except (a) for any claims or encumbrances that do not arise by, through or under Seller, or (b) any lien for taxes that are not yet due and payable, Seller has good and indefeasible title to the Subject Property free and clear of all liens, charges, mortgages, security interests, pledges, lease or deed restrictions or other encumbrances of any nature whatsoever created by, through or under Seller, but not otherwise.

6.11 Insurance. There are no occurrences and/or incidents that have been reported as a claim or potential claim and are ongoing, open and/or outstanding claims against Seller's insurance on its ownership interest in the Subject Property.

6.12 Foreign Person. Seller is not a "foreign person" as defined in Section 1445 of the Code and the regulations promulgated thereunder.

6.13 Preferential Purchase Rights. There are no preferential purchase rights, options, or other rights held by any person or entity not a party to this Agreement to purchase or acquire any interest in the Subject Property, in whole or in part, as a result of the transactions contemplated by this Agreement.

6.14 Condition and Sufficiency of Property. The buildings, structures and equipment associated with the Subject Property are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, structures and equipment associated with the Subject Property are sufficient for the continued conduct of operations on the Subject Property after the Closing in substantially the same manner as such operations have been conducted prior to the Closing; provided, however, the Seller disclaims any and all liability to the extent of any modifications that are made after the Closing to any of the Subject Property or the methods of operation thereof.

6.15 Records. All records and documents relating to the operation and maintenance of the Subject Property furnished to Buyer were prepared and maintained in the ordinary course of business, and, to the Best of Seller's Knowledge, are complete and sufficient for the conduct of the Seller's business in the same manner as conducted prior to the Closing. Seller has delivered to Buyer true and correct copies of the report of independent auditors for the Seller with respect to the calendar years 1998, 1999 and 2000. Furthermore, Seller will, by October 31, 2001, make available to Buyer for its analysis certain operational reports prepared by the management of the Seller for its internal use in accordance with GAAP (subject to post period adjustments) with respect to the period beginning January 1, 2001 through and including September 30, 2001. Except as specifically stated, no representation or warranty is made with respect to any records, financial statements, reports, or other data except as set out in this Section 6.15.

6.16 Brokers. Seller represents and warrants it has not retained any brokers with respect to this Agreement and agrees to indemnify Buyer against any claim by any third person for any commission, brokerage, finder's fee or any other payment based upon any agreement or understanding between such third person and Seller.

6.17 Disclosure. No representation or warranty of Seller in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances made, not misleading.

                                    ARTICLE 7
                            REPRESENTATIONS OF BUYER

         Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date that:

7.1 Organization and Good Standing. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

7.2 Authority. This Agreement has been duly executed and delivered by Buyer. Buyer has the full requisite power and authority to enter into this Agreement, to make the representations, warranties, covenants and agreements made herein and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite partnership action on the part of Buyer; including, without limitation, receiving all approvals and authorizations from the board of directors of its general partner and any special committee of that board of directors reviewing this transaction subject to completion of due diligence to the satisfaction of Buyer.

7.3 Legally Binding. This Agreement and each of the documents described herein to be executed by Buyer constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforceability of creditors' rights in general, and to moratorium laws from time to time in effect. The enforceability of Buyer's obligations under this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.4 No Violation. The execution and delivery of this Agreement and the performance by the Buyer of the terms of this Agreement do not conflict with or result in a violation or breach of the corporate organizational documents of Buyer or of any agreement, instrument, order, writ, judgment, decree, statute, rule, or regulation to which Buyer is a party or is subject.

7.5 Brokers. Buyer represents and warrants it has not retained any brokers with respect to this Agreement and agrees to indemnify Seller against any claim by any third person for any commission, brokerage, finder's fee or any other payment based upon any agreement or understanding between such third person and Buyer.

                                    ARTICLE 8
                 OTHER AGREEMENTS AND OBLIGATIONS OF THE PARTIES

8.1 Conduct of Business Pending Closing.

         8.1.1 From the date of execution of this Agreement to and including the Closing Date, Seller shall:

                  (a) conduct the business of the Subject Property in the ordinary course consistent with past practices;

                  (b) maintain the Subject Property in good repair, order and condition consistent with past practice, subject only to normal wear and tear;

                  (c) operate the Subject Property in compliance with all statutes, laws, ordinances, rules, regulations and orders applicable to the Subject Property;

                  (d) maintain records relating to the Subject Property consistent with past practice; and

                  (e) continue in full force and effect the insurance currently maintained by Seller on the Subject Property with substantially the same form and with the same limits and deductibles as presently maintained by Seller.

         8.1.2 Without limiting the generality of Section 8.1.1, except as expressly provided in this Agreement, from the date hereof to and including the Closing Date, Seller shall not, without Buyer's written consent:

                  (a) sell, transfer, encumber or otherwise dispose of any of its interest in the Subject Property;

                  (b) enter into any agreements, commitments or contracts affecting the Subject Property other than agreements in the ordinary course of business (including agreements with its customers for storage in the Subject Property) or in accordance with past practices, and in no event for any term in excess of thirty (30) days following the Closing Date, or terminate, amend or modify any of the Assigned Real Property Interests; provided, however, Buyer agrees that Seller continue the effort to obtain full execution of the "Property Lease Agreement" associated with the Terminal Lease in the form attached hereto as Exhibit H.

                  (c) settle any pending judicial or administrative litigation or claim applicable to Seller's interest in the Subject Property except for settlements which do not impose any obligation on the Subject Property or the operation of the Subject Property which extends beyond the Closing Date;

                  (d) make any material changes to the physical characteristics of the Subject Property; or

                  (e) make any capital commitments or expenditures in excess of $10,000 except for expenditures made in connection with any emergency or other force majeure event.

8.2 Transfer of Custody of Inventory.

         (a) It is understood by the parties that Seller will have, as of the Closing Date, custody of crude oil owned by third parties at, from or in transit to the Subject Property (hereinafter referred to as the "Products") and of the Crude Oil Inventories and BS&W. The BS&W, Products and Crude Oil Inventories are specifically excluded from this sale, except as to the transfer of their custody from Seller to Buyer.

         (b) On the Closing Date, the quality of the Products and Crude Oil Inventories shall be in compliance with Seller's existing product specifications, Seller will transfer custody of the Products and Crude Oil Inventories to Buyer, and Buyer will issue to Seller any necessary documentation to acknowledge receipt of the Products and Crude Oil Inventories upon Buyer's verification and acceptance of both the physical and book Products and Crude Oil Inventories. At Closing, Seller shall also transfer custody of the BS&W to Buyer.

8.3 Employee Matters.

         8.3.1 Employment and Compensation of Employees. Buyer and its Affiliates will have the right, after execution of this Agreement, to interview and offer employment to any and all of the people employed on behalf of Seller in connection with the Subject Property (the "Employees") on such terms as Buyer will determine. Buyer and its Affiliates shall have no obligation to offer employment to or to employ such Employees.

         8.3.2 Employee Liabilities. Seller will be solely responsible for all liabilities and obligations with respect to the Employees, including, but not limited to, compensation or employee benefits arising before the Effective Time. Seller will bear all severance costs for the Employees terminated by Geonet or its agent and arising out of the transactions contemplated by this Agreement. Buyer will be solely responsible for all liabilities and obligations with respect to the compensation or employee benefits of those Employees, if any, who are employed by Buyer and which arise with respect to employment with Buyer after the Effective Time.

8.4 Seller's Covenant Not to Compete.

         (a) Seller agrees that for the lesser of two (2) years after the Closing Date or for so long as Buyer owns or operates the Subject Property, neither Seller nor its present or future Affiliates will, directly or indirectly, own, manage, operate, control, or participate in the ownership, management, operation or control of, any crude oil terminal within Terrebonne, St. James, St. Mary, Iberia, Vermilion, Cameron, LaFourche, Jefferson, or Plaquemines Parishes.

         (b) The Parties specifically acknowledge and agree that the remedy at law for any breach of the foregoing will be inadequate and that Buyer, in addition to any other relief available herein, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage; provided, however, Buyer will notify Seller of any breach and allow Seller twenty-four (24) hours to cease the activities resulting in the breach prior to Buyer pursuing its available remedies as set forth herein. In the event that the provisions of this Section should ever be deemed to exceed the limitation provided by applicable law, then the Parties agree that such provisions shall be reformed to set forth the maximum limitations permitted.

8.5 Public Announcements. Except as required by applicable law or the applicable rules and regulations of any governmental agency or stock exchange, neither Seller nor Buyer shall give notice to third parties or otherwise make any public statement or releases concerning this Agreement, its content or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by both Parties; provided, however, Buyer shall have no such obligation following the Closing of the transaction contemplated herein.

8.6 Third Party Negotiations. Seller will not, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other party relating to the sale, lease or other disposition of the Subject Property, in whole or in part, whether through direct purchase, merger, consolidation or business combination.

8.7 Reasonable Efforts and Further Negotiations. Each of the Parties will use its respective reasonable efforts to (a) cause to be fulfilled and satisfied all of the conditions to the Closing and (b) cause to be performed all of the matters required of it at or prior to the Closing. The Parties agree to negotiate the form and content of any documents required to be delivered at the Closing, or otherwise required to effect the transactions contemplated hereby, in good faith, taking into consideration the intents and purposes of this Agreement and terms and conditions normally and reasonably found in transactions of similar form and magnitude.

8.8 Seller Disclosure Schedule. From the date of this Agreement to the Closing Date, Seller shall have the continuing obligation to promptly supplement or amend the Disclosure Schedule, being delivered concurrently with the execution of this Agreement and attached hereto, with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule.

                                    ARTICLE 9
                       CONDITIONS TO OBLIGATIONS OF SELLER

         The obligations of Seller to effect the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment, prior to or at the Closing, of each of the conditions set forth in this Article 9 (unless waived, in whole or in part, in writing by Seller).

9.1 Representation and Warranties True. The representations and warranties made by Buyer as set forth in Article 7 of this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date as though such representations and warranties were made at and as of such date.

9.2 Performance of Obligations. Buyer shall have performed, observed and complied with, in all material respects, all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

9.3 Litigation. No action or proceeding shall be pending or threatened against Seller or Buyer in any court of law or by any Governmental Authority on the Closing Date, wherein an unfavorable judgment, decree or order could prevent, make unlawful or materially affect the consummation of the transactions contemplated by this Agreement.

9.4 Documents and Deliveries. All instruments and documents required on Buyer's part to effectuate this Agreement and the transactions contemplated hereby shall be delivered to Seller and shall be in form and substance consistent with the requirements herein.

9.5 Collateral Agreements. The following agreements shall have been fully executed and delivered:

         (a) the Louisiana Facilities Commercial Development Transition Agreement ;

         (b) the Employment and Nonsolicitation/Noncompetition/ Confidentiality Agreement between Williams Energy Marketing & Trading Company and Don Robinson; and

         (c) the Consulting and Nonsolicitation/Noncompetition/ Confidentiality between Williams Energy Marketing & Trading Company and Larry Golden;

         (d) the "Property Lease Agreement" associated with the Terminal Lease in the form attached hereto as Exhibit H;

         (e) the Agreement between Williams Energy Marketing & Trading Company and Seller, or its designated Affiliate, regarding the services of Don Robinson and other Geonet employees who become employees of Williams Energy Marketing & Trading Company for the closing of the books of Geonet for the year ended December 31, 2001;

         (f) the Transition Services Agreement between Williams Energy Marketing & Trading Company, Seller and Buyer; and

         (g) the Revenue Sharing Agreement between Williams Energy Marketing & Trading Company and Seller.

                                   ARTICLE 10
                       CONDITIONS TO OBLIGATIONS OF BUYER

         The obligations of Buyer to effect the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment, prior to or at the Closing, of each of the conditions set forth in this Article 10 (unless waived, in whole or in part, in writing by Buyer).

10.1 Representation and Warranties True. The representations and warranties made by Seller as set forth in Article 6 of this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date as though such representations and warranties were made at and as of such date without giving effect to any update to Seller's Disclosure Schedule.

10.2 Performance of Obligations. Seller shall have performed, observed and complied with, in all material respects, all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

10.3 Litigation. No action or proceeding shall be pending or threatened against Seller or Buyer in any court of law or by any administrative or governmental agency on the Closing Date, wherein an unfavorable judgment, decree or order could prevent, make unlawful or materially affect the consummation of the transactions contemplated by this Agreement.

10.4 Absence of Certain Changes. There shall not have occurred with respect to the Subject Property any act or omission constituting a violation of any Environmental Law, rule or regulation of any Governmental Authority between the date of this Agreement and the Closing Date nor any damage or destruction, whether covered by insurance or not, which could materially adversely affect the normal utilization and operations of the Subject Property.

10.5 Documents and Deliveries. All instruments and documents required on Seller's part to effectuate this Agreement and the transactions contemplated hereby shall be delivered to Buyer and shall be in form and substance consistent with the requirements herein.

10.6 Title Insurance Policy. The Title Company shall have committed to issue to Buyer at Closing, an extended coverage ALTA owner's policy of title insurance (subject only to such Title Defects as Buyer has accepted under Section 5.3.2(a)) upon payment by Buyer of its regularly scheduled premium, insuring Buyer's interests in (a) that portion of the Subject Property described in
Section 2.1(a), (b) a leasehold interest in the New Dock and (c) a leasehold interest in the Terminal Lease in an amount satisfactory to Buyer, subject only to delivery of the executed Bill of Sale, Assignment and Assumption Agreement and Special Warranty Deed, the printed provisions of such policy, and such title matters accepted by Buyer pursuant to Section 5.3.2

10.7 Due Diligence Review. Buyer shall have completed, to Buyer's satisfaction, a due diligence investigation of the Subject Property, including without limitation, any Seller authorized physical inspection of the Subject Property and a review of any and all documents and other writings related to or affecting the Subject Property and Buyer, in its sole judgment, is satisfied with the results of the due diligence investigation .

10.8 Preferential Purchase Rights/Consents to Assignment. Seller shall have provided written notice of this Agreement to any Persons with preferential purchase rights to the Subject Property pursuant to and in accordance with the terms of the governing documents and either (i) such Persons shall have notified Seller of their intent to either waive or not to exercise their preferential rights with respect to this Agreement, or (ii) said preferential rights of first refusal shall have expired pursuant to the terms of the governing documents. Seller shall also have received the consent of any third parties required for the assignment of Assigned Real Property Interests, including without limitation, consent of (1) the Carline Land Trust for assignment of the New Dock Lease, (2) Ship Shoal Pipeline Company for assignment of that Onshore Tie-In Agreement for the Ship Shoal Pipeline System dated December 22, 1997 between Seller and Ship Shoal Pipeline Company,
(3) the Servitude for Pipeline between Seller and Henrietta Marie Smith Hunt,
(4) the Servitude for Pipeline between Seller and Gertrude B. Rodriquez, (5) the Servitude for Pipeline between Seller and Arthur E. Lagard and Juanita Steward Lagard, (6) the Servitude for Pipeline between Seller and IP Petroleum Company, Inc. and (7) the Pipeline Right-of-Way Grant between Seller and the State of Louisiana.

10.9 Collateral Agreements. The following agreements shall have been fully executed and delivered:

         (a)      Louisiana Facilities Commercial Development Transition
                  Agreement;

         (b) the Employment and Nonsolicitation/Noncompetition/ Confidentiality Agreement between Williams Energy Marketing & Trading Company and Don Robinson; and

         (c) the Consulting and Nonsolicitation/Noncompetition/ Confidentiality between Williams Energy Marketing & Trading Company and Larry Golden;

         (d) the "Property Lease Agreement" associated with the Terminal Lease in the form attached hereto as Exhibit H;

         (e) the Agreement between Williams Energy Marketing & Trading Company and Seller, or its designated Affiliate, regarding the services of Don Robinson and other Geonet employees who become employees of Williams Energy Marketing & Trading Company for the closing of the books of Geonet for the year ended December 31, 2001;

         (h) the Transition Services Agreement between Williams Energy Marketing & Trading Company, Seller and Buyer; and

         (f) the Revenue Sharing Agreement between Williams Energy Marketing & Trading Company and Seller.

10.10 Approvals. The conditions of approvals and authorizations from the board of directors of Buyer's general partner and any special committee of that board of directors reviewing this transaction have been satisfied.

                                   ARTICLE 11
                         LOSS BY CASUALTY; CONDEMNATION

11.1 Risk of Loss. Risk of loss of or damage to the Subject Property shall be borne by Seller until the Closing Date; thereafter, Buyer shall bear the risk of loss or damage. Seller shall promptly notify Buyer of any casualty to the Subject Property, any condemnation proceeding commenced or threatened, or the exercise of any preferential right to purchase any of the Subject Property prior to the Closing. In the event of any such casualty, condemnation proceeding or exercise of preferential rights, Buyer shall elect in writing to either (a) purchase the Subject Property under the terms and conditions set forth herein with a reduction to Purchase Price as agreed upon by Buyer and Seller before Buyer makes this election, or (b) terminate this Agreement, in which event, except as otherwise provided herein, neither Party shall have any further rights or obligations hereunder.

                                   ARTICLE 12
                                 INDEMNIFICATION

12.1 Survival. Except as provided in Sections 8.4 and 12.4, the representations, warranties, covenants and obligations of the Parties under Section 6.14 shall survive until December 31, 2001 and under the remainder of this Agreement shall survive until the first anniversary date of the Closing (with such time period beginning at the Effective Time through December 31, 2001, the first anniversary of this Agreement or forever, as appropriate, being referred to as the "Survival Period"); provided, however, that any bona fide claim relating thereto (a) is asserted in writing to the other Party specifying in reasonable detail the specific nature of the Claim and the estimated amount of such Claim ("Claim Notice"), and (b) shall, if delivered in accordance with Section 12.7 during the Survival Period, with respect only to such Claim, survive the Survival Period.

12.2 Indemnification by Seller.

         (a) Seller shall indemnify, defend and hold harmless Buyer, its Affiliates, successors and assigns and their respective directors, officers, employees, shareholders, trustees, beneficiaries, representatives and agents (collectively, the "Buyer Indemnitees") from and against any and all claims, demands, actions or causes of action, assessments, judgments, court costs, penalties, damages, interest, losses, costs, expenses, obligations, and liabilities (including without limitation, reasonable consultants' and attorneys' fees and expenses) of every type and nature whatsoever (collectively, "Claims or Losses") suffered by Buyer as a result of:

         (i) any inaccuracy in or breach by Seller of any representation, warranty, covenant or agreement of Seller set forth in this Agreement ;

         (ii) the ownership or operation of the Subject Property prior to the Effective Time and events occurring or conditions existing prior to the Effective Time; provided, however, that this Section 12.2 shall not apply, and Section 12.4 shall govern, with respect to Claims or Losses arising out of environmental matters; or

         (iii) any noncompliance by Seller with any bulk transfer laws that may be applicable to the transaction contemplated by this Agreement.

12.3 Indemnification by Buyer. Buyer shall indemnify, defend and hold Seller, its parent, Affiliates, successors and assigns and their respective directors, officers, employees, shareholders, representatives, trustees, beneficiaries and agents (collectively, the "Seller Indemnitees") harmless from and against any and all Claims or Losses suffered by Seller as a result of:

         (a) any inaccuracy in or breach by Buyer of any representation, warranty, covenant or agreement of Buyer set forth in this Agreement; or

         (b) the ownership, operation or use of the Subject Property that relates to the period of time after the Effective Time.

12.4 Environmental Indemnification.

                  (a) BUYER HEREBY RELEASES AND DISCHARGES SELLER INDEMNITEES FROM, AND AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER INDEMNITEES HARMLESS FROM, ANY AND ALL CLAIMS OR LOSSES AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, REGARDLESS OF ANY

         NEGLIGENCE OR STRICT LIABILITY OF SELLER INDEMNITIES, WITH RESPECT TO ANY CONDITION OF THE ENVIRONMENT, WHETHER OR NOT ADVERSE AND WHETHER AT THE SUBJECT PROPERTY (REGARDLESS OF WHETHER THE CONDITION ORIGINATED AT THE SUBJECT PROPERTY OR OFF SITE TO THE SUBJECT PROPERTY) OR ANY PROPERTY OFF SITE TO THE SUBJECT PROPERTY (PROVIDED THAT THE CONDITION ORIGINATED AT THE SUBJECT PROPERTY), EXISTING BEFORE, OR ON, THE EFFECTIVE TIME OR ARISING AFTER THE EFFECTIVE TIME, INCLUDING, BUT NOT LIMITED TO:

                  (i) MATTERS OR CIRCUMSTANCES RELATING TO ENVIRONMENTAL LAWS WHETHER IN EFFECT BEFORE, ON OR AFTER THE EFFECTIVE TIME;

                  (ii) THE RELEASE INTO THE ENVIRONMENT; OR

                  (iii) PROTECTION OF THE ENVIRONMENT OR PUBLIC HEALTH.

         (b) BUYER EXPRESSLY AGREES TO ASSUME THE RISK THAT THE SUBJECT PROPERTY MAY CONTAIN HAZARDOUS MATERIALS ON THE SUBJECT PROPERTY OR IN THE ENVIRONMENT AT THE SUBJECT PROPERTY, INCLUDING WITHOUT LIMITATION NATURALLY OCCURRING RADIOACTIVE MATERIALS, HYDROCARBONS, OR HAZARDOUS MATERIALS , AND THAT PHYSICAL CONDITIONS, WHETHER OR NOT ADVERSE, INCLUDING, BUT NOT LIMITED TO, THE PRESENCE OF UNKNOWN ABANDONED FACILITIES, SUMPS AND PIPELINES THAT MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATION.

12.5 Limitation on Liability.

         (a) Neither party hereto shall have any liability for Claims or Losses pursuant to Article 12 unless a Claim Notice has been delivered to the other Party as required by Section 12.7 within the applicable Survival Period.

         (b) The Parties hereto agree to waive any rights to special, incidental, consequential, indirect or punitive damages, including without limitation, loss of profits, resulting from any Claim or Loss except to the extent that such result from third party claims; provided however that the foregoing restriction shall not relate (i) to a breach of the representation provided in Section 6.14, regarding the condition of the Subject Property or
(ii) to any environmental matter for which the Buyer provides indemnity pursuant to Section 12.4.

         (c) Buyer's only recourse for indemnification from the Seller for any and all Claims or Losses pursuant to this Article 12 or otherwise, shall be to collect from the Escrow Agent out of the Escrow Fund under the terms and methods provided in Section 12.7 and the Escrow Agreement, which is attached hereto as Exhibit H. UPON CLOSING, SELLER SHALL NO LONGER BE LIABLE IN ANYWAY UNDER THIS AGREEMENT OR OTHERWISE BEYOND THE AMOUNT OF MONEY AVAILABLE IN THE ESCROW FUND (MINUS ANY PENDING CLAIMS) AT THE TIME THE CLAIM IS MADE; PROVIDED, HOWEVER, IF THE ESCROW FUND HAS ALREADY BEEN LIQUIDATED AND DISTRIBUTED TO SELLER PURSUANT TO THE ESCROW AGREEMENT, SELLER SHALL NO LONGER BE LIABLE.

12.6 Cooperation by Buyer and Seller. Buyer and Seller shall cooperate fully with one another in connection with any matters covered by the indemnity obligations under this Agreement. Such cooperation shall include, without limitation, providing the other Party with reasonable access to files, properties and personnel and advance notification of any meeting or communications with any third parties which could reasonably be expected to affect the rights or obligations of the other Party under this Agreement.

12.7 Notice of Asserted Liability; Opportunity to Defend. All claims for indemnification under this Article 12 shall be asserted and resolved pursuant to this Section 12.7. Any person claiming indemnification hereunder is hereinafter referred to as the "Indemnified Party" and any person against whom such claims are asserted hereunder is hereinafter referred to as the "Indemnifying Party".

         (a) Third Party Claims. In the event that any Claims or Losses are asserted against or sought to be collected from an Indemnified Party by a third party ("Third Party Claims"), the Indemnified Party shall with reasonable promptness provide to the Indemnifying Party a Third Party Claim Notice. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to any such Third Party Claims if the Indemnified Party fails to notify the Indemnifying Party thereof in accordance with the provisions of this Agreement in reasonably sufficient time so that the Indemnifying Party's ability to defend against the Third Party Claims is not prejudiced. The Indemnifying Party shall have 30 days from the personal delivery or receipt of the Third Party Claim Notice ("Notice Period") to notify the Indemnified Party (a) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Third Party Claims and/or (b) whether or not it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claims. If the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such Third Party Claims, the Indemnifying Party shall have the right to defend all appropriate proceedings, with counsel of its own choosing, which proceedings shall be promptly settled or prosecuted by them to a final conclusion. If the Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claims that the Indemnifying Party elects to contest or, if appropriate and related to the claim in question, in making any counterclaim against the person asserting the Third Party Claims, or any cross-complaint against any person. No Third Party Claim may be settled or otherwise compromised in a manner which imposes any obligation or liability on the Indemnifying Party or Indemnified Party without the prior written consent of the Indemnifying Party or Indemnified Party, respectively, provided that a reasonable defense(s) to such Third Party Claim exists.

         (b) Other Claims. A claim for indemnification for any matter not involving a third party claim may be asserted by delivery of a Claim Notice to the party from whom indemnification is sought. The Indemnified Party shall with reasonable promptness provide to the Indemnifying Party such Claim Notice. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to any such claims if the Indemnified Party fails to provide notice to the Indemnifying Party thereof in accordance with the provisions of this Agreement in reasonably sufficient time so that the Indemnifying Party's ability to address the subject of the indemnification is not prejudiced.

12.8 Exclusive Remedy. As between the Buyer and Seller, the remedies and the rights, obligations and limitations relating thereto set forth in this Article 12 are the exclusive remedies with respect to this Agreement, the events giving rise to this Agreement, and the transactions provided for herein or contemplated hereby or thereby.

                                   ARTICLE 13
                   DISCLAIMER OF CONDITION OF Subject Property

         EXCEPT AS PROVIDED IN ARTICLE 6, SELLER DISCLAIMS, AND BUYER HEREBY WAIVES, ALL IMPLIED OR STATUTORY WARRANTIES AND REPRESENTATIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESCRIPTION, CONDITIONS, DESIGN OR OTHERWISE, WITH RESPECT TO THE Subject Property.

                                   ARTICLE 14
                                   TERMINATION

14.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

         (a) by either Buyer or Seller if a breach of any material provision of this Agreement has been committed by the other party and such breach has not been waived;

         (b) (1) by Buyer, if any of the conditions in Article 10 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before Closing; or (2) by Seller, if any of the conditions in Article 9 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before Closing;

         (c) by mutual consent of Buyer and Seller; or

         (d) by either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before October 31, 2001, or such later date as the parties may agree upon.

14.2 Effect of Termination. Each party's right of termination under Section 14.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 14.1, all further obligations of the parties under this Agreement will terminate except that the obligations in Sections 6.16, 7.5, 8.5 and 15.2 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1 Notices. All notices or correspondence required or permitted to be given hereunder shall be in writing. Notices may be given in person, or may be sent by nationally recognized overnight courier, registered or certified mail (postage prepaid and return receipt requested) or facsimile with written confirmation to the party to be notified at the following address:

         If to Seller:       Geonet Gathering, Inc.
                             10203 Birchridge Drive
                             Suite 400
                             Humble, Texas 77338
                             Attn: President
                             Fax #: (281) 446-8442

         If to Buyer:        Williams Terminals Holdings, L.P.
                             One Williams Center, Mail Drop 720
                             Tulsa, Oklahoma   74101
                             Attn: Jay Wiese
                             Fax #: (918)573-6865

or such other address as may be designated by notice to the other party. Notices shall be deemed given when received by the party to be notified; provided, however, that notices received after 5:00 p.m. or on a non-business day shall be deemed to be given the following business day.

15.2 Expenses. Except as otherwise provided herein, each party hereto shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated herein. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by the other party.

15.3 Further Assurances. Buyer and Seller shall upon request execute and deliver or cause to be executed and delivered all documents, conveyances, deeds, assignments, or other instruments or further assurance, and shall do or cause to be done any acts or things as may be reasonably necessary or advisable to implement and give full effect to the provisions of this Agreement.

15.4 Waiver. Except as otherwise provided herein, neither the failure nor any delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, or of any other right, power or remedy; nor shall any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any other right, power or remedy. No waiver of any of the provisions of this Agreement shall be valid unless it is in writing and signed by the party against whom it is sought to be enforced.

15.5 Parties in Interest. Nothing in this Agreement, expressed or implied, is intended to create any third party beneficiary or to confer upon any third person any rights or remedies under or by reason of this Agreement.

15.6 Assignability. This Agreement shall not be assigned in whole or in part by either Party except upon the prior written consent of the other Party; provided, however, that the preceding requirement for consent shall not apply to Buyer if Buyer assigns this Agreement, in whole or in part, to one or more of its Affiliates. In the later case, Buyer shall give Seller prompt notice of such assignment.

15.7 Successor and Assigns. Subject to Section 15.6, this Agreement shall inure to the benefit of and be binding upon Buyer and Seller and their respective successors and assigns.

15.8 Amendments. This Agreement may only be amended or modified by a written instrument executed by the duly authorized representatives of both Seller and Buyer.

15.9 Headings. The article and section headings contained herein are for convenience only and shall not in any way affect the meaning, construction or interpretation of this Agreement.

15.10 Partial Invalidity. In the event any provision or portion of a provision hereof is held to be invalid, void, or unenforceable, such holding shall not affect the remaining portion of that provision or any other provision hereof.

15.11 Interpretation. This Agreement is the product of negotiations during which all parties have had an opportunity to make alterations, changes, and deletions to the text and have, in fact, made such alterations, deletions, and additions. This Agreement should be read as if drafted equally by all concerned with no presumption or penalty attached to any party for its particular role in producing any preliminary of final draft of this Agreement.

15.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

15.13 Governing Law. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED, INTERPRETED, ENFORCED, AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED HOWEVER, REAL PROPERTY RIGHTS ASSOCIATED WITH THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED, ENFORCED, AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES THEREOF.

15.14 Entire Agreement. This Agreement, together with the exhibits and schedules attached hereto, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings relating thereto, written and oral, including, but not limited to, prior drafts of this Agreement and that certain Nondisclosure Agreement executed by the Seller and Williams Energy Services, LLC, dated February 23, 2001.

                [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement by their respective, duly authorized representatives as of the date first above written.

Geonet Gathering, Inc.

By:      /s/ Larry J. Golden
   -------------------------------
Name:        Larry J. Golden
     -----------------------------
Title:       President
      ----------------------------

Williams Terminals Holdings, L.P.

By:      Williams NGL, LLC, a Delaware limited
         liability company, as general partner

         By:       /s/ Don R. Wellendorf
            ------------------------------------------
         Name:      Don R. Wellendorf
              ----------------------------------------
         Title: Sr. Vice President, CPO and Treasurer
               ---------------------------------------

                           LIST OF EXHIBITS/SCHEDULES


Exhibit A             -       Fee Property Description

Exhibit B             -       Personal Property Description

Exhibit C             -       Assigned Real Property Interests

Exhibit D             -       Assigned Permits

Exhibit E             -       Form of Special Warranty Deed

Exhibit F             -       Form of Bill of Sale

Exhibit G             -       Form of Assignment and Assumption Agreement

Exhibit H             -       Form of "Property Lease Agreement"

Exhibit I             -       Form of Escrow Agreement

Schedule J            -       Seller's Disclosure Schedule

Schedule K            -       Purchase Price Allocation

                                    EXHIBIT A


                           [Fee Property Descriptions]

                                   Tract No. 1
A CERTAIN TRACT OF LAND, situated in the Parish of Terrebonne, Louisiana, shown and designated as Tract 25 on a plat of survey entitled "Final Plat of Survey of Oak Forest Plantation Estates, located in Section 80 and 81, T16S, R15E and Sections 30 and 31, T17S, R15E, Terrebonne Parish, Louisiana", which plat was dated September 19, 1979, revised October 29, 1979, prepared by the Office of T. Baker Smith & Son, Inc., approved by Charles M. Camp and duly recorded November 30, 1979, at COB 776, folio 619, Entry Number 612226 and at Map Volume 49, folio 74 as Map Number 5361; said tract having the size and dimensions and being located as shown on said plat; namely:

TRACT 25 containing 6.6150 acres, measuring a front of 126.22 feet on the southerly ordinary low water line of Bayou Black by a depth of 2307.06 feet along the easternmost line with a dept of 2303.27 feet along the westernmost line, containing a width of 125.75 feet on the rear or southernmost side, being bounded in the front by Bayou Black, on the easternmost side by property owned by Thomas B. Goldsby, Jr., or assigns on the westernmost side by Tract 24, and on the rear and southernmost side by property of Williams, Inc., or their assigns, together with all improvements thereon and all rights, ways. privileges and servitudes thereunto belonging or otherwise appertaining.

LESS AND EXCEPT the following portion of Tract 25 sold to Langdon S. Anderson, Jr., et ux, by act dated January 7, 1985 and recorded at Entry No. 752048, Terrebonne Parish, Louisiana, described as follows:

A certain portion of Lot 25 containing the southernmost 773 feet being bounded as follows: on the north by the remainder of Tract 25 formerly owned by Marion Hewett; on the west by other property of Langdon S. Anderson, Jr., now or formerly; on the south by the land owned by Williams, Inc.; and on the east by property owned by Thomas B. Goldsby, Jr., or his assigns. The northern line of said property conveyed herein is also bordered by a drainage canal; as will be more fully shown on the plat recorded in Map Volume 61, folio 11, records of Terrebonne Parish. FOR TITLE SEE: COB 1322, folio 514, records of Terrebonne Parish. SEE ALSO: Entry No. 928862.

Which has the address of 5379 Bayou Black Drive, Gibson, Louisiana 70356.

                       Exhibit A [Fee Property] continued

                                   Tract No. 2

A certain tract of property situated in the Parish of Terrebonne, State of Louisiana and designated as Lot One (1) of LIVE OAK ESTATES on a plat of survey entitled "Final Plat Survey of Live Oak Estates Located in Section 81, T16S, R15E and Section 30, T17S, R15E, Terrebonne Parish, Louisiana", dated February 27, 1980 and revised March 3, 1980, prepared by the office of T. Baker Smith & Son, Inc., approved by Charles M. Camp, said plat having been duly filed of record under Entry No. 632036 at COB 806 folio 153, and as Map No. 5731 at Map Vol. 51, folio 34; said lot having the size and dimensions and being located as shown on said plat, namely Lot One (1), containing 6.626 acres, measuring a width of 126.24 feet along the southern ordinary low water line of Bayou Black by a depth of 2,307.06 feet along its western property line and a depth of 2,310.94 feet along its eastern property line with a width along its rear or southerly property line of 125.75 feet; together with all the buildings and improvements thereon and all rights, ways, privileges and servitudes thereunto belonging or in anywise appertaining. Bounded in the front by Bayou Black, on the west by property of Douglas Fruge, et al, bounded on the east by Lot 2 of Live Oak Estates, bounded in the rear by the property of Williams, Inc.

(See COB 800 folio 545, Entry No. 627891 and COB 849 folio 599, Entry No. 660319, records of Terrebonne Parish, Louisiana.)

                                    EXHIBIT B


                        [Personal Property Descriptions]


o  Floating Roofs - Tank 8000, 8001, & 8002
o  Tank Bottom - Tank 8002
o  Tank Repairs - All Tanks
o Site Preparation, Tank farm and 8 mile pipeline. Pipe Purchased for Repair of 8 mile line and Construction two new lines
o  Truck Tanks o Pipeline construction - 8 mile line (6" pipeline)
o Pipeline construction - new lines connecting terminal to "Carline" Dock and connecting terminal to Ship Shoal at Gibson (12", 8" and 6" pipelines)
o Pumps and Electronics at Terminal including (3) Discharge pump units and (1) Offloading pump unit
o  Dock Construction on "Carline" Property
o  (2) dock areas with cranes and hoses
o  Miscellaneous Assets at Terminal, such as:
   - Office foundations and construction of buildings including (1) Dispatch bldg (1) Bunk House bldg and (1) MCC bldg
   - Hoses
   - Parking lot refurbishment
   - Paint
   - Plumbing
   - Computers and Monitors including (3) computers on site
   - Lab Equipment
o  Furniture & Fixtures at Terminal
o  Proprietary Computer Ticket System
o Nissan Pickup Truck and Pursuit 2550 Cuddy Cabin Boat with two 200 hp Suzuki outdrive units (1986 model boat with 2000 model motors)
o Lawn equipment including (1) 4200 John Deere Tractor with bush hog front end loader and box blade attachment, (1) LT 133 John Deere Lawn mower and (1) Weed eater
o  Portable Building
o  Spare pipe at 12" x 150 ' and 6 " x 100'.
o  (1) Tandem axle trailer for Tractor
o  (1) LATC unit located at Shell Equilon facility
o  (1) 6" pipeline 8 miles to Chacahuola tank farm

                                    EXHIBIT C


                       [Assigned Real Property Interests]

o  Terminal Lease
o  New Dock Lease
o On Shore Tie-In Agreement for the Ship Shoal Pipeline System dated December 22, 1997 between Seller and Ship Shoal Pipeline Company
o  all interests identified on the attached "Exhibit C continued"

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
322     SERVITUDE FOR PIPELINES      3/15/99    SHELL OIL COMPANY,              GEONET GATHERING, INC.,
                                                A DELAWARE CORPORATION          A TEXAS CORPORATION


324,    SERVITUDE FOR PIPELINES      3/10/99    EQUILON PIPELINE COMPANY        GEONET GATHERING, INC.,
325,                                            LLC, A DELAWARE LIMITED         A TEXAS CORPORATION
326,                                            LIABILITY COMPANY
327 &
328

329     SERVITUDE FOR PIPELINE       11/13/98   DENNIS R. LEONARD AND           GEONET GATHERING, INC.,
                                                KAREN FONTENOT LEONARD          A TEXAS CORPORATION

331     SERVITUDE FOR PIPELINE       11/11/98   SUZANNE M. LANDRY               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


332     SERVITUDE FOR PIPELINE       11/11/98   SIDNEY J. LANDRY, JR. AND       GEONET GATHERING, INC.,
                                                HAZEL A. LANDRY                 A TEXAS CORPORATION


333     SERVITUDE FOR PIPELINE       11/9/98    CRAIG J. THERIOT, SR. AND       GEONET GATHERING, INC.,
                                                WINNIE BOUDREAUX THERIOT        A TEXAS CORPORATION


334     SERVITUDE FOR PIPELINE       12/30/98   ELISHA LYNORE ROBINSON,         GEONET GATHERING, INC.,
                                                INDIVIDUALLY AND AS NATURAL     A TEXAS CORPORATION
                                                TUTRIX OF CHARLES TOBIAS
                                                ROBINSON AND CHANTLER
                                                TIANA ROBINSON




TR. #   INSTRUMENT TITLE             LAND DESCRIPTION                                             DATE REC.      BOOK      ENTRY #
-----   ----------------             ----------------                                             ---------      ----      -------
322     SERVITUDE FOR PIPELINES      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK           3/26/99       1642       1042381
                                     OF BAYOU BLACK, DESIGNATED AS LOT 22 IN SECTION
                                     30, TOWNSHIP 17 SOUTH, RANGE 15 EAST.

324,    SERVITUDE FOR PIPELINES      A CERTAIN TRACT OF LAND ON LEFT DESCENDING BANK OF            3/26/99       1642       1042380
325,                                 BAYOU BLACK, DESIGNATED AS LOTS 17, 18, 19, 20 AND
326,                                 21 IN SECTION 30, TOWNSHIP 17 SOUTH, RANGE 15 EAST.
327 &
328

329     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042463
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

331     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042462
                                     OF BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

332     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042461
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

333     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042460
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

334     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        UNKNOWN       COB        1046139
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,                       1648
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
335     SERVITUDE FOR PIPELINE       12/17/98   HOWARD D. PINKSTON AND          GEONET GATHERING, INC.,
                                                BRENDA DIGGS PINKSTON           A TEXAS CORPORATION


336     SERVITUDE FOR PIPELINE       1/5/99     ELDRIDGE J. GAUDET              GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


337     SERVITUDE FOR PIPELINE       12/4/98    HERMAN L. CRAWFORD              GEONET GATHERING, INC.,
& 338                                           AND CARRIE T. CRAWFORD          A TEXAS CORPORATION


339     SERVITUDE FOR PIPELINE       1/14/99    MORGAN PIERCE                   GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION





340     SERVITUDE FOR PIPELINE       1/12/99    DAVID N. PIERCE                 GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION





342     SERVITUDE FOR PIPELINE       1/7/99     RUDOLPH P. AUCOIN AND           GEONET GATHERING, INC.,
                                                ADA GUIDRY AUCOIN               A TEXAS CORPORATION




TR. #   INSTRUMENT TITLE             LAND DESCRIPTION                                             DATE REC.      BOOK      ENTRY #
-----   ----------------             ----------------                                             ---------      ----      -------
335     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042459
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

336     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042458
                                     BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

337     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042457
& 338                                BAYOU BLACK LOCATED IN SECTION 30, TOWNSHIP 17 SOUTH,
                                     RANGE 15 EAST AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

339     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042456
                                     BAYOU BLACK SHOWN AND DESIGNATED AS TRACT SEVEN ON A
                                     PLAT OF SURVEY ENTITLED "FINAL PLAT SURVEY OF LIVE OAK
                                     ESTATES, LOCATED IN SECTION 81, T16S-R15E AND SECTION 30,
                                     T17S-R15E, TERREBONNE PARRISH, LOUISIANA" AS MORE FULLY
                                     DESCRIBED IN THIS INSTRUMENT.

340     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042455
                                     BAYOU BLACK SHOWN AND DESIGNATED AS TRACT SIX ON A PLAT
                                     OF SURVEY ENTITLED "FINAL PLAT SURVEY OF LIVE OAK ESTATES
                                     LOCATED IN SECTION 81 T16S-R15E AND SECTION 30, T17S- R15E,
                                     TERREBONNE PARRISH, LOUISIANA" AS MORE FULLY DESCRIBED IN
                                     THIS INSTRUMENT.

342     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99       1642       1042454
                                     BAYOU BLACK SHOWN AND DESIGNATED AS TRACTS THREE, FOUR
                                     AND FIVE OF LIVE OAK ESTATES, LOCATED IN SECTION 81, T16S-
                                     R15E AND SECTION 30, T17S-R15E AS MORE FULLY DESCRIBED IN
                                     THIS INSTRUMENT.

                                                                    Page 3 of 14
EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
343     SERVITUDE FOR PIPELINE       1/7/99     ROGERS DEHART, JR. AND          GEONET GATHERING, INC.,
                                                KATHY A. DEHART                 A TEXAS CORPORATION



344     SERVITUDE FOR PIPELINE       2/22/99    KIM B. LEBLANC                  GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION



345,    SERVITUDE FOR PIPELINE       1/22/99    BOB'S BAYOU BLACK MARINA,       GEONET GATHERING, INC.,
346 &                                           INC.                            A TEXAS CORPORATION
348

349     SERVITUDE FOR PIPELINE       12/8/98    FRANCIS A. MARCEAUX AND         GEONET GATHERING, INC.,
                                                RUTH C. MARCEAUX                A TEXAS CORPORATION


351     SERVITUDE FOR PIPELINE       11/16/98   NORMAN H. BREAUX, JR.           GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


352     SERVITUDE FOR PIPELINE       12/18/98   DREXEL D. ROY, JR. AND          GEONET GATHERING, INC.,
                                                BETHANY ROY                     A TEXAS CORPORATION


353     SERVITUDE FOR PIPELINE       12/21/98   DWAYNE T. ROY                   GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION




TR. #   INSTRUMENT TITLE           LAND DESCRIPTION                                               DATE REC.      BOOK      ENTRY #
-----   ----------------           ----------------                                               ---------      ----      -------
343     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042453
                                   BAYOU BLACK SHOWN AND DESIGNATED AS TRACT 2 OF LIVE
                                   OAK ESTATES LOCATED IN SECTION 81, T16S-R15E AND SECTION
                                   30, T17S-R15E AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

344     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042452
                                   BAYOU BLACK LOCATED IN SECTION 61, T16S-R14E AND
                                   SECTION 72, T16S-R15E AS MORE FULLY DESCRIBED IN THIS
                                   INSTRUMENT.

345,    SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042451
346 &                              BAYOU BLACK LOCATED IN SECTION 30, T16S-R15E AS MORE
348                                FULLY DESCRIBED IN THIS INSTRUMENT.

349     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042450
                                   BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS MORE
                                   FULLY DESCRIBED IN THIS INSTRUMENT.

351     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042449
                                   BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS MORE
                                   FULLY DESCRIBED IN THIS INSTRUMENT.

352     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042448
                                   BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS MORE
                                   FULLY DESCRIBED IN THIS INSTRUMENT.

353     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042447
                                   BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E, BEING LOT
                                   19 OF OAK FOREST PLANTATION AS MORE FULLY DESCRIBED IN THIS
                                   INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------

354     SERVITUDE FOR PIPELINE       12/4/98    CHARLES A. AUCOIN AND           GEONET GATHERING, INC.,
                                                LINDA WILLIAMS AUCOIN           A TEXAS CORPORATION


355     SERVITUDE FOR PIPELINE       12/10/98   ETHEL DUPRE FRYOU, ET AL        GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


356     SERVITUDE FOR PIPELINE       3/15/99    RODERIC D. RYAN AND             GEONET GATHERING, INC.,
                                                ANNE HEBERT RYAN                A TEXAS CORPORATION


357     SERVITUDE FOR PIPELINE       1/27/99    RICHARD JAMES AUTIN, JR.        GEONET GATHERING, INC.,
                                                AND TERRI MARTIN AUTIN          A TEXAS CORPORATION


358     SERVITUDE FOR PIPELINE       11/17/98   ALFRED C. BERGERON AND          GEONET GATHERING, INC.,
                                                SHIRLEY SAVOIE BERGERON         A TEXAS CORPORATION


359     SERVITUDE FOR PIPELINE       1/25/99    CARROL J. BOYNE AND GLORIA      GEONET GATHERING, INC.,
                                                LEON BOYNE                      A TEXAS CORPORATION


360     SERVITUDE FOR PIPELINE       11/4/98    DAISY GUNNER DIGGS,             GEONET GATHERING, INC.,
                                                INDIVIDUALLY AND AS CO-TRUSTEE  A TEXAS CORPORATION
                                                OF THE BYRON DIGGS TRUST AND
                                                THE SHARON DIGGS TRUST
                                                AND RICKY LEBLANC, AS
                                                CO-TRUSTEE OF THE BYRON DIGGS
                                                TRUST AND THE SHARON DIGGS
                                                TRUST




TR. #   INSTRUMENT TITLE          LAND DESCRIPTION                                              DATE REC.       BOOK      ENTRY #
-----   ----------------          ----------------                                              ---------       ----      -------

354     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042446
                                  BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS
                                  MORE FULLY DESCRIBED IN THIS INSTRUMENT.

355     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042445
                                  BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS
                                  MORE FULLY DESCRIBED IN THIS INSTRUMENT.

356     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042444
                                  BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS
                                  MORE FULLY DESCRIBED IN THIS INSTRUMENT.

357     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042443
                                  BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS
                                  MORE FULLY DESCRIBED IN THIS INSTRUMENT.

358     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042442
                                  BAYOU BLACK LOCATED IN SECTIONS 80 AND/OR 81, T16S-
                                  R15E AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

359     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042441
                                  BAYOU BLACK LOCATED IN SECTIONS 80 AND/OR 81, T16S-
                                  R15E AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

360     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF         3/26/99        1642       1042440
                                  BAYOU BLACK LOCATED IN SECTIONS 80 AND/OR 81, T16S-
                                  R15E AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
361     SERVITUDE FOR PIPELINE       11/5/98    GILBERT M. GOLDMAN AND          GEONET GATHERING, INC.,
                                                MARY MORRIS GOLDMAN             A TEXAS CORPORATION


362     SERVITUDE FOR PIPELINE       11/5/98    ERIC M. WILKINSON               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


363     SERVITUDE FOR PIPELINE       1/22/99    JOHN D. WHIPPLE AND             GEONET GATHERING, INC.,
                                                CHRISTINA L. WHIPPLE            A TEXAS CORPORATION





364,    SERVITUDE FOR PIPELINE       10/26/98   MARGARET T. GUIDRY, PAUL        GEONET GATHERING, INC.,
365 &                                           HAROLD GUIDRY AND ERIC C.       A TEXAS CORPORATION
366                                             GUIDRY

364,    SERVITUDE FOR PIPELINE       10/26/98   KENNETH J. GUIDRY               GEONET GATHERING, INC.,
365 &
366

367     SERVITUDE FOR PIPELINE       11/10/98   LEEWOOD L. HEBERT AND           GEONET GATHERING, INC.,
                                                HELLEN ORTEGO HEBERT            A TEXAS CORPORATION





TR. #   INSTRUMENT TITLE           LAND DESCRIPTION                                               DATE REC.     BOOK      ENTRY #
-----   ----------------           ----------------                                               ---------     ----      -------
361     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042439
                                   BAYOU BLACK IN SECTIONS 80 AND/OR 81, T16S-R15E
                                   AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

362     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042438
                                   BAYOU BLACK IN SECTIONS 80 AND/OR 81, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

363     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042437
                                   BAYOU BLACK SHOWN AND DESIGNATED AS TRACT EIGHT ON A
                                   PLAT OF SURVEY ENTITLED "FINAL PLAT SURVEY OF OAK FOREST
                                   PLANTATION ESTATES LOCATED IN SECTIONS 80 & 81, T16S-R15E
                                   AND SECTIONS 30 & 31, T17S-R15E, TERREBONNE PARISH,
                                   LOUISIANA" AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

364,    SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042436
365 &                              BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS MORE FULLY
366                                DESCRIBED IN THIS INSTRUMENT.

364,    SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042435
365 &                              BAYOU BLACK LOCATED IN SECTION 81, T16S-R15E AS MORE
366                                FULLY DESCRIBED IN THIS INSTRUMENT.

367     SERVITUDE FOR PIPELINE     A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99      1642       1042434
                                   BAYOU BLACK SHOWN AND DESIGNATED AS TRACT THREE ON
                                   A PLAT OF SURVEY ENTITLED "FINAL PLAT SURVEY OF OAK FOREST
                                   PLANTATION ESTATES LOCATED IN SECTION 80, T16S-R15E AND
                                   SECTIONS 30 & 31, T17S-R15E, TERREBONNE PARISH,
                                   LOUISIANA" AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
368     SERVITUDE FOR PIPELINE       2/12/99    ARTHUR D. LAGARD AND            GEONET GATHERING, INC.,
                                                JUANITA STEWARD LAGARD          A TEXAS CORPORATION






369     SERVITUDE FOR PIPELINE       11/2/98    HENRY J. TYLER AND              GEONET GATHERING, INC.,
                                                CLAUDETTE DIGGS TYLER           A TEXAS CORPORATION





370     SERVITUDE FOR PIPELINE       2/8/99     MCARTHUR GIROIR AND             GEONET GATHERING, INC.,
                                                LORRAINE BOURGEOIS GIROIR       A TEXAS CORPORATION


371     SERVITUDE FOR PIPELINE       2/4/99     MARIE VALENTI TRAINER,          GEONET GATHERING, INC.,
                                                EXECUTRIX AND                   A TEXAS CORPORATION
                                                AS A REPRESENTATIVE OF THE
                                                SUCCESSION OF CECIL W. TRAINER

371-B   SERVITUDE FOR PIPELINE       11/4/98    JASON PAUL BOURGEOIS AND        GEONET GATHERING, INC.,
                                                CHASITY H. BOURGEOIS            A TEXAS CORPORATION


373     SERVITUDE FOR PIPELINE       10/5/98    OLGA BERTRAND SIMON AND         GEONET GATHERING, INC.,
                                                BETTY JANE SIMON VEILLON        A TEXAS CORPORATION





TR. #   INSTRUMENT TITLE          LAND DESCRIPTION                                                DATE REC.     BOOK      ENTRY #
-----   ----------------          ----------------                                                ---------     ----      -------
368     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           2/12/99      1637       1039665
                                  BAYOU BLACK SHOWN AND DESIGNATED AS TRACT TWO ON A
                                  A PLAT OF SURVEY ENTITLED "FINAL PLAT SURVEY OF OAK
                                  FOREST PLANTATION ESTATES, LOCATED IN SECTION
                                  80, T16S-R15E AND SECTIONS 30 & 31, T17S-R15E,
                                  TERREBONNE PARISH, LOUISIANA" AS MORE FULLY DESCRIBED
                                  IN THIS INSTRUMENT.

369     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           3/26/99      1642       1042433
                                  BAYOU BLACK SHOWN AND DESIGNATED AS TRACT ONE ON A
                                  PLAT OF SURVEY ENTITLED "FINAL PLAT SURVEY OF OAK FOREST
                                  PLANTATION ESTATES, LOCATED IN SECTION 80, T16S-R15E AND
                                  SECTIONS 30 & 31, T17S-R15E, TERREBONNE PARISH, LOUISIANA" AS
                                  MORE FULLY DESCRIBED IN THIS INSTRUMENT.

370     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           3/26/99      1642       1042432
                                  BAYOU BLACK IN SECTION 80, T16S-R15E AS MORE FULLY
                                  DESCRIBED IN THIS INSTRUMENT.

371     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           3/26/99      1642       1042431
                                  BAYOU BLACK IN SECTION 80, T16S-R15E AS MORE FULLY
                                  DESCRIBED IN THIS INSTRUMENT.


371-B   SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           3/26/99      1642       1042430
                                  BAYOU BLACK IN SECTION 80, T16S-R15E AS MORE FULLY
                                  DESCRIBED IN THIS INSTRUMENT.

373     SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF           3/26/99      1642       1042429
                                  BAYOU BLACK IN SECTION 80, T16S-R15E AS MORE FULLY
                                  DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------

374     SERVITUDE FOR PIPELINE       1/28/99    RALPH R. STRAHN AND             GEONET GATHERING, INC.,
                                                IVA E. LEE STRAHN               A TEXAS CORPORATION


375     SERVITUDE FOR PIPELINE       1/29/99    LARRY J. AUCOIN AND             GEONET GATHERING, INC.,
                                                PHYLLIS RODRIGUEZ AUCOIN        A TEXAS CORPORATION


376     SERVITUDE FOR PIPELINE       1/29/99    CARRIE TURNER GIVENS            GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


377     SERVITUDE FOR PIPELINE       1/11/99    PAUL W. GRANGER                 GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


379-B   SERVITUDE FOR PIPELINE       1/19/99    RICARDO P. VEGA AND             GEONET GATHERING, INC.,
                                                DONNA PIERCE VEGA               A TEXAS CORPORATION


381     SERVITUDE FOR PIPELINE       11/17/98   TERREBONNE PARISH               GEONET GATHERING, INC.,
                                                RECREATION DISTRICT NO. 8       A TEXAS CORPORATION


382     SERVITUDE FOR PIPELINE       1/15/99    JAMES P. DOIRON, SR. AND        GEONET GATHERING, INC.,
                                                ROSLYN F. DOIRON                A TEXAS CORPORATION


383     SERVITUDE FOR PIPELINE       1/19/99    ERNEST A. VICKNAIR, JR.         GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION





TR. #   INSTRUMENT TITLE             LAND DESCRIPTION                                            DATE REC.       BOOK      ENTRY #
-----   ----------------             ----------------                                            ---------       ----      -------
374     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042428
                                     BAYOU BLACK IN SECTIONS 79 AND/OR 80, T16S-R15E AS
                                     MORE FULLY DESCRIBED IN THIS INSTRUMENT.

375     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042427
                                     BAYOU BLACK IN SECTION 79, T16S-R15E AS MORE FULLY
                                     DESCRIBED IN THIS INSTRUMENT.

376     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042425
                                     BAYOU BLACK IN SECTION 78 AND/OR 79, T16S-R15E AS
                                     MORE FULLY DESCRIBED IN THIS INSTRUMENT.

377     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042424
                                     BAYOU BLACK IN SECTION 78 AND/OR 79, T16S-R15E AS
                                     MORE FULLY DESCRIBED IN THIS INSTRUMENT.

379-B   SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042423
                                     BAYOU BLACK IN SECTION 78 AND/OR 79, T16S-R15E AS
                                     MORE FULLY DESCRIBED IN THIS INSTRUMENT.

381     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042422
                                     BAYOU BLACK IN SECTION 78, T16S-R15E AS MORE FULLY
                                     DESCRIBED IN THIS INSTRUMENT.

382     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042421
                                     BAYOU BLACK IN SECTION 78, T16S-R15E AS MORE FULLY
                                     DESCRIBED IN THIS INSTRUMENT.

383     SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042426
                                     BAYOU BLACK IN SECTION 79, T16S-R15E AS MORE FULLY
                                     DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------

384     SERVITUDE OF USE             12/18/98   IP PETROLEUM COMPANY,           GEONET GATHERING, INC.
        FOR PIPELINE                            INC., A DELAWARE
                                                CORPORATION

384    SERVITUDE FOR PIPELINE        10/19/98   DIANNE S. POWELL, ET AL         GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


384    SERVITUDE FOR PIPELINE        10/5/98    EDWARD SIMMONS                  GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


384    SERVITUDE FOR PIPELINE        10/27/98   IDA MAE SIMMONS AND             GEONET GATHERING, INC.,
                                                MICHAEL CARL SIMMONS, SR.       A TEXAS CORPORATION


384    SERVITUDE FOR PIPELINE        10/28/98   AD VAL, INC.                    GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


384    SERVITUDE FOR PIPELINE        10/14/98   MARK J. HATHERILL               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


384    SERVITUDE FOR PIPELINE        12/10/98   BARBARA ANN SONNIER             GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        11/30/98   JOHN L. GUIDRY                  GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION




TR. #   INSTRUMENT TITLE            LAND DESCRIPTION                                            DATE REC.       BOOK      ENTRY #
-----   ----------------            ----------------                                            ---------       ----      -------
384    SERVITUDE OF USE             A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042420
       FOR PIPELINE                 BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E
                                    AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042419
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E
                                    AS MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042418
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042417
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042416
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042415
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

384    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042414
                                    BAYOU BLACK IN SECTIONS 76, 77 AND 78, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE       A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF       3/26/99        1642       1042388
                                    BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                    MORE FULLY DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED

TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
387    SERVITUDE FOR PIPELINE        11/23/98   CHARLES F. GUIDRY               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/24/99    ELSIE W. AUSTIN                 GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/24/99    NANCY W. CASTETTE               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/24/99    KYLE GUIDRY                     GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/19/99    CAROLYN ANDERSON PALMER         GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/9/99     CHERYLL GUIDRY HENSON           GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        2/6/99     JANET GUIDRY BLANCHARD          GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/18/99    MICHAEL J. POWELL               GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION





TR. #   INSTRUMENT TITLE         LAND DESCRIPTION                                               DATE REC.       BOOK      ENTRY #
-----   ----------------         ----------------                                               ---------       ----      -------
387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042387
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042413
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042412
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042411
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042410
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042409
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042408
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE    A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF          3/26/99        1642       1042407
                                 BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                 MORE FULLY DESCRIBED IN THIS INSTRUMENT.

EXHIBIT C CONTINUED


TR. #   INSTRUMENT TITLE             DATED      GRANTOR/LICENSOR                GRANTEE/LICENSEE
-----   ----------------             -----      ----------------                ----------------
387    SERVITUDE FOR PIPELINE        1/25/99    ROY A. BROWN,                   GEONET GATHERING, INC.,
                                                USUFRUCTUARY AND                A TEXAS CORPORATION
                                                LEAH CATHERINE BROWN

387    SERVITUDE FOR PIPELINE        1/26/99    SHARON GUIDRY DALTON            GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/23/99    DAVID E. POWELL                 GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/20/99    SIDNEY J. LANDRY                GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/22/99    KATHLEEN L. PRENTICE            GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/15/99    LAMAR LANDRY                    GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/13/99    MONICA LANDRY                   GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION


387    SERVITUDE FOR PIPELINE        1/14/99    JUDY W. BRUNO                   GEONET GATHERING, INC.,
                                                                                A TEXAS CORPORATION




TR. #   INSTRUMENT TITLE           LAND DESCRIPTION                                             DATE REC.       BOOK       ENTRY #
-----   ----------------           ----------------                                             ---------       ----       -------
387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042406
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042405
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042404
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042403
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042402
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042401
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042400
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

387    SERVITUDE FOR PIPELINE      A CERTAIN TRACT OF LAND ON THE LEFT DESCENDING BANK OF        3/26/99        1642       1042399
                                   BAYOU BLACK IN SECTIONS 75 AND 76, T16S-R15E AS
                                   MORE FULLY DESCRIBED IN THIS INSTRUMENT.

                                    EXHIBIT D


                         [Assigned Permits Description]


NAME OF PERMIT                                                   ASSIGNABILITY
--------------                                                   -------------
1.    Spill Prevention Control/Spill Prevention                   Assignable
      Control and Countermeasure Plan

2.    Oil Transfer Manual                                         Assignable

3.    Facility Response Plan                                      Assignable

4.    Air Permit                                                  Assignable